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                                                                  Exhibit 10.5.1

                        GALYAN'S TRADING COMPANY, INC.

                      1999 STOCK OPTION PLAN, AS AMENDED

          Section 1.  Description of Plan.  This is the 1999 Stock Option Plan,
                      -------------------
as amended (the "Plan"), of Galyan's Trading Company, Inc., an Indiana
                 ----
corporation (the "Company"). This Plan will provide a means whereby designated
                  -------
employees, directors, officers or consultants of the Company may purchase shares of the common stock, no par value of the Company (the "Shares" or the "Common
                                                       ------          ------
Stock"). It is intended that the options under this Plan will either qualify for
-----
treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated "Incentive Stock
                               ----
Options" or not qualify for such treatment and be designated "Nonqualified Stock Options." Incentive Stock Options may only be granted to employees.

          Section 2.  Purpose of Plan.  The purpose of the Plan and of granting
                      ---------------
options (the "Options") to specified persons is to further the growth,
              -------
development and financial success of the Company by providing additional incentives to certain eligible employees, directors, officers or consultants. By assisting such persons in acquiring Shares, the Company can ensure that such persons will themselves benefit directly from the Company's growth, development and financial success.

          Section 3.  Eligibility.  The persons who shall be eligible to receive
                      -----------
grants of Options under the Plan shall be the designated employees, directors, officers or consultants of the Company (or any of its subsidiaries) as determined from time to time by the Board of Directors (the "Board") of the
                                                             -----
Company. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant.

          Section 4.  Administration and Authorization.
                      --------------------------------

                 (a)  Committee. Except as otherwise provided herein, the Plan
                      ---------
shall be administered by the Board or, at the Board's option, by a compensation committee thereof from time to time constituted, to whom administration of this Plan has been duly delegated (the Board and/or such committee, are referred to hereinafter as the "Committee"). Any action of the Committee with respect to
                    ---------
administration of the Plan shall be taken by a majority vote or written consent of its members. Upon the first registration of an equity security of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                    --------
Act"), to the event possible and advisable, the Committee may be constituted so
---
as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code.

                 (b)  Interpretation; Powers of Committee. Subject to the
                      -----------------------------------
express provisions of this Plan and any express limitations on the delegated authority, the Committee is authorized and empowered to administer the Plan and
(i) to determine the dates upon which Options shall be granted, the exercise price of the Options, the number of Shares subject to the Options and to specify the other terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (ii) to interpret the Plan; (iii) to grant Options; (iv) to determine eligibility and the particular
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Participants; (v) to determine the Fair Market Value of the Shares; (vi) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 14 hereof, and to otherwise accelerate the time during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 11 hereof) stating the time during which it may be exercised; (vii) to reissue the Plan and related benefits hereunder as a direct plan of a subsidiary or subsidiaries, converting the Options and Shares issued under this Plan to options and shares of such subsidiary or subsidiaries, as the case may be; (viii) to prescribe, amend and rescind rules relating to the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) to determine the rights and obligations of Participants under the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     For purposes of this Plan, "Fair Market Value" on any date means (i) if the
                                 -----------------
stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ
                                                       ----
National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (c)  Binding Determinations.  Any action taken by, or inaction of, the
               ----------------------
Company, the Board or the Committee relating or pursuant to this Plan (including, without limitation, any determination of Fair Market Value) will be within the sole discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their sole discretion in matters within their authority related to this Plan.

          (d)  Reliance on Experts.  In making any determination or in taking or
               -------------------
not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company.

          (e)  Delegation.  The Committee may delegate ministerial, non-
               ----------
discretionary functions to individuals who are officers or employees of the Company.

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          (f)  No Liability.  No director, officer or agent of the Company will
               ------------
be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

     Section 5.  Shares Subject to Plan.
                 ----------------------

          (a)  Shares Available. The only capital stock that may be delivered
               ----------------
under this Plan will be the Shares.

          (b)  Share Limits.  The aggregate number of Shares for which Options
               ------------
may be granted pursuant to the Plan shall be two million (2,000,000). Such number shall be automatically adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction of the Company. The number of Shares which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Shares acquired pursuant to the Plan are reacquired by the Company, any Shares which have not been purchased or the Shares reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

     Section 6.  Restrictions on Grants; Vesting of Options. Notwithstanding any
                 ------------------------------------------
other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from the date hereof. Each Option shall grant the Participant the right to purchase a specified number of Shares at a price determined by the Committee, as such price or the basis upon which price is determined is set forth in each respective Option Agreement (the "Exercise Price"); provided, however, that if the Participant is granted an
 --------------
Incentive Stock Option, the Exercise Price shall not be less than 100% of the Fair Market Value of such Shares on the date of grant of the Option; provided further that if the Participant is granted an Incentive Stock Option and the Participant is a 10% stockholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Participant is granted an Incentive Stock Option, the Exercise Price shall be not less than 110% of the Fair Market Value of such Shares on the date of grant of the Option. The Options shall vest based on longevity of service and/or other schedules established by the Committee, as set forth in each Option Agreement. The Committee may grant Options that are fully vested and exercisable at grant.

     Section 7.  Exercise of Options and Option Period.
                 -------------------------------------

            (a)  Exercise.  Once vested, the Options may be exercised by the
                 --------
Participant by (i) giving written notice to the Company specifying the number of Shares to be purchased and accompanied by payment of the full Exercise Price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment in transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3 under the Exchange Act, if applicable, and (ii) satisfying any other requirements set forth herein (including, without limitation, the tax withholding requirements of Section 16) or in the applicable Option Agreements. Any shares of Common Stock delivered by the Participant in

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connection with the exercise of an Option must have been owned by the
Participant for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          Without limiting the generality of the foregoing, the Company may accept one or more notes from Participant in connection with the purchase of Shares under the Plan; provided that any such note shall be subject to the following terms and conditions:

     . The principal of the note shall not exceed the amount required to be paid to the Company in connection with the purchase of the shares under the Plan and the note shall be delivered directly to the Company in consideration of such purchase.

     . The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of ten years.

     . The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

     . If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of the Company) by the Participant subsequent to such termination.

     . If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

     . The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

               (b)  Option Period. Any Option and all rights thereunder shall
                    -------------
expire not more than seven (7) years after the date of grant; provided that, the Options will be subject to earlier termination as set forth in Sections 13 and 14 hereof.

        Section 8.  Transfer and other Limitations or Options and Shares.
                    ----------------------------------------------------

               (a)  Limits On Exercise and Transfer. Except as expressly
                    -------------------------------
provided in (or pursuant to) Section 8(b), by applicable law or by the Option Agreement, as the same may be amended:

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               (i)    all Options are non-transferable and will not be subject
     in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

               (ii)   Options must be exercised only by the Participant; and

               (iii) amounts payable or shares issuable pursuant to an Option must be delivered only to (or for the account of) the Participant.

               In addition, the shares shall be subject to the restrictions imposed in the applicable Option Agreement.

               (b)    Exceptions to Limits On Exercise and Transfer. The
                      ---------------------------------------------
exercise and transfer restrictions in Section 8(a) will not apply to:

               (i)    transfers to the Company;

               (ii) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

               (iii) if the Participant has suffered a disability, transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative in accordance with the applicable Option Agreement.

          Section 9.  Limitations on Grants and Terms of Incentive Stock
                      --------------------------------------------------
Options.
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               (a)    $100,000 Limit. The aggregate Fair Market Value
                      --------------
(determined as of the time an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company (or a subsidiary) shall not exceed $100,000.

               (b)    Other Code Limits. Incentive Stock Options may only be
                      -----------------
granted to employees of the Company (or a subsidiary) that satisfy the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          Section 10. Adjustments Upon Recapitalization or Reorganization.
                      ---------------------------------------------------
Subject to Section 13(b) hereof, if the outstanding shares of the Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made by the Committee in the number, kind or exercise price of shares as to which Options may be granted under the Plan. A corresponding adjustment shall likewise be made in the number, kind or exercise price of shares with respect to which unexercised Options have theretofore been

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granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each Share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

          Section 11.  Option Agreement.  Each Option granted under the Plan
                       ----------------
shall be evidenced by a written option agreement (an "Option Agreement")
                                                      ----------------
executed by the Company and, if required by the Committee, by the Participant, which shall contain each of the provisions and agreements herein specifically required to be contained therein and may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

          Section 12.  Privileges of Stock Ownership.  Persons entitled to
                       -----------------------------
exercise any Options granted under this Plan shall have all of the rights or privileges of a shareholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option from and after the date of exercise of an Option. No Shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange or automated quotation system on which the Common Stock is then listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

          The Company agrees that Shares issued upon the exercise of Options shall, at the time of delivery, be validly issued and outstanding, fully paid and nonassessable. The Company covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue, or similar taxes which may be payable in respect of the issue of the Option or of Shares upon the exercise thereof.

          Section 13.  Termination of Options.
                       ----------------------

                  (a) Each Option granted under the Plan shall set forth a termination date thereof, which shall be not later than seven (7) years from the date such Option is granted subject to earlier termination as set forth in Section 13(b), or Section 14 hereof, or as otherwise set forth in each particular Option Agreement; provided, however, with respect to Incentive Stock Options, such termination shall be not later than five (5) years from the date such Option is granted if the Participant is a 10% stockholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Option is granted. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Option under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Option. The termination of employment, or service as a director or consultant, of a Participant for any reason shall not, unless otherwise expressly provided by the Committee, accelerate or otherwise increase the number of Shares which may be purchased upon exercise of an Option; following such termination, the Option may only be exercised in accordance with the applicable Option Agreement and, unless otherwise expressly provided by the Committee, only with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

               (b) Subject to Section 14 hereof (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation, sale or exchange of securities in which the Company does not survive, or (iii) upon any sale, reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities of another corporation, partnership or limited liability company and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein as an "Extraordinary Event,"), the Plan and each outstanding Option shall
      -------------------
     terminate, subject to any provision that has been made by the Committee through a plan of reorganization or otherwise for the substitution, assumption, settlement or other continuation of the Options. In the event the Options are to terminate (with no substitution, assumption, settlement or other continuation) in such circumstance, each Participant shall have the right, by giving notice ten (10) days before the effective date of such Extraordinary Event (the "Effective Date"), to exercise on or before the
                               --------------
     Effective Date, in whole or in part, any unexpired Option issued to the Participant, to the extent that said Option is vested as of the Effective Date and exercisable as of the Effective Date, and otherwise is vested and exercisable pursuant to the provisions of said Option and of Section 6 of the Plan.

          Section 14.  Acceleration of Options.
                       -----------------------

               (a)     Acceleration.  Notwithstanding the provisions of Section
                       ------------
6 or Section 13 hereof, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, may accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 14, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion, provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not materially adversely affect the rights of any Participant without the consent of the Participant so materially adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically at that time.

               (b)     Possible Rescission of Acceleration.  If the vesting of
                       -----------------------------------
an Option has been accelerated in anticipation of an event and the Committee or the Board later determines

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

that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

               (c)     Pooling Exception.  Any discretion with respect to the
                       -----------------
events addressed in Section 13 or 14 shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

          Section 15.  Substitute Options.  If the Company at any time should
                       ------------------
succeed to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase Shares in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of Options to be received by each such person, the exercise price of such Option and the other terms and conditions of such substitute Options.

          Section 16.  Withholding Of Taxes.  The Company may deduct and
                       --------------------
withhold from the wages, salary, bonus and other income paid by the Company (or a subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of the Shares issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or any subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of Shares issued upon exercise of an Option (for which purpose such Shares shall be valued at Fair Market Value at the time of exercise). Notwithstanding the foregoing, the Company shall not be obligated to issue certificates representing the shares of Common Stock to be acquired through the exercise of such Option if such Participant fails to provide the Company with adequate assurance that such Participant will pay such amounts to the Company as herein above required. Participants shall notify the Company in writing of any amounts included as income in the Participants' federal income tax returns in connection with an Option. Any Shares withheld by the Company to satisfy a Participant's withholding tax obligation in connection with an Option shall not exceed the number of Shares necessary to satisfy the minimum required levels of withholding under applicable law.

          Section 17.  Compliance with Laws.
                       --------------------

               (a)     General.  This Plan, the granting and vesting of Options
                       -------
under this Plan, the offer, issuance and delivery of the Shares, the payment of money under this Plan or under Options are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles.

               (b) The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accoun ting requirements.

               (c)     Compliance with Securities Laws.  No Participant shall
                       -------------------------------
sell, pledge or otherwise transfer Shares acquired pursuant to an Option or any interest in such shares except in accordance with the express terms of this Plan and the applicable Option Agreement. Any attempted transfer in violation of this Section 17 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired or to be acquired pursuant to an Option, except in compliance with all applicable federal and state securities laws. Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Shares or file any registration statement under either federal or state securities laws.

          Section 18.  Effectiveness and Termination of the Plan.  The Plan
                       --------------------------------------------
shall be effective as of the date on which this Plan is approved by the Board. The Plan shall terminate at the close of business on the day before the tenth anniversary of the date that it was approved by the Board. However, the Board may, in its sole discretion, terminate the Plan at any prior time. Subject to
Section 13 hereof, no such termination shall in any way affect any Option then outstanding or the Committee's is authority hereunder with respect to such Option.

          Section 19.  Time of Granting Options.  The date of grant of an Option
                       ------------------------
shall, for all purposes, be the date on which the Board makes the determination granting such an Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

          Section 20.  Amendment of Plan.  Subject to Section 14, the Committee
                       -----------------
may make such amendments to the Plan and/or Option Agreements as it shall deem advisable. Subject to Section 14, no amendment shall materially adversely affect any Option then outstanding, without the consent of the Participant so materially adversely affected. Adjustments contemplated by Section 10 shall not be deemed to be amendments for purposes of the foregoing. Stockholder approval for any amendment shall be required only to the extent required under applicable law or Section 422 of the Code to preserve the intended tax treatment of outstanding Incentive Stock Options, or to the extent deemed necessary or advisable by the Board.

          Section 21.  Leaves of Absence; Other Termination of Employment or
                       -----------------------------------------------------
Service Provisions.  If the Participant is not an employee or director and
------------------
provides services as a consultant to the Company (or a subsidiary), the Committee shall be the sole judge of whether the Participant continues to render services unless a contract or the Option Agreement otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Option Agreement otherwise expressly provides), the Participant's termination of services for purposes this Plan and his or her Options shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for cause, the date of the mailing of the notice. Unless Company policy or the Committee otherwise provides, an employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee on an approved leave of absence, continued vesting of the Participant's Options while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Option be exercised after the expiration of the term set forth in the Option Agreement. For purposes of this Plan and any Option, if an entity ceases to be a subsidiary of the Company a termination of employment or service shall be deemed to have occurred with respect to each eligible person in respect of the subsidiary who does not continue as an eligible person in respect of another entity within the Company.

          Section 22.  No Obligation to Exercise Option.  The granting of an
                       --------------------------------
Option shall impose no obligation on the Participant to exercise such Option.

          Section 23.  Indemnification.  In addition to such other rights of
                       ---------------
indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense to handle and defend the same, and such Committee member shall cooperate with and assist the Company in the defense of any such action, suit or proceeding. The Company shall not be obligated to indemnify any Committee member with regard to any settlement of any action, suit or proceeding to which the Company did not consent to in writing prior to such settlement.

          Section 24.  Not an Employment or Consulting Agreement.  Nothing
                       -----------------------------------------
contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any right of employment or right to continued employment by, or rights to a continued relationship with, the Company (or any affiliate) in favor of any Participant or limit the ability of the Company (or any affiliate) to terminate, with or without cause, in its sole and absolute discretion, the employment of any Participant, subject to the terms of any written employment to which a Participant is a party. In addition, nothing contained in the Plan or in any Option Agreement shall preclude any lawful action by the Company or the Board. Status as an eligible person

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

under this Plan shall not be construed as a commitment that any Option will be granted to the eligible person.

          Section 25.  Miscellaneous.
                       -------------

               (a)     Choice of Law.  This Plan, the Options, all documents
                       -------------
evidencing Options and all other related documents will be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles.

               (b)     Severability.  If a court of competent jurisdiction
                       ------------
holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Option granted under it can still be enforced.

               (c)     Captions.  Captions and headings are given to the
                       --------
sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

               (d)     Non-Exclusivity of Plan.  Nothing in this Plan will
                       -----------------------
limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Shares, under any other plan or independent authority.

               (e)     No Restriction on Corporate Powers.  The existence of
                       ----------------------------------
the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

               (f)     No Fiduciary Duties.  Neither the provisions of this
                       -------------------
Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person.

               (g)     Plan Construction.  It is the intent of the Company that
                       -----------------
the Options and transactions permitted by this Plan be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy the applicable requirements for exemptions under Rule 16b-
3. The exemption will not be available if the authorization of actions by any Committee with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Options or events under this Plan or any Option Agreement. It is the further intent of the Company that (to the extent the Company or Options under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award satisfies any applicable administrative requirements of Section 162(m) of the Code.




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